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                                                                 EXHIBIT 10.6

                              EMPLOYMENT AGREEMENT
                              --------------------

                  Vice President and Chief Technology Officer
                  -------------------------------------------

   THIS EMPLOYMENT AGREEMENT, is made and entered into as of the 1st day of October, 1999, by and between TEMPLATE SOFTWARE, INC., a Virginia corporation (the "Company") and David L. Kiker (the "Executive").

                                    RECITALS
                                    --------

      A. The Company desires to retain Executive to provide the services hereinafter set forth.

      B. Executive is willing to provide such services to the Company on the terms and conditions hereinafter set forth.

                                   AGREEMENT
                                   ---------

   In consideration of the promises and the terms and conditions set forth in this Agreement, the parties agree as follows:

   1.  Employment and Term.  The Company agrees to employ the Employee and the
       -------------------
Employee agrees to work for the company, effective as of the date hereof,
subject to the terms and conditions below.   This Agreement shall be for a term
of twelve (12) months after the date hereof, provided, that the term of this Agreement shall automatically extend for one additional month at the end of each month during the term hereof unless either party provides thirty (30) days prior written notice to the other of its desire not to automatically extend the term of this Agreement.

   2.  Compensation; Benefits.  Subject to the terms and conditions of this
       ----------------------
Agreement, the Company shall pay to the Executive a base salary as set forth on Schedule A, attached hereto and made a part hereof, payable in accordance with
----------
the Company's regular payroll policies. In addition to this base salary, the Executive shall be entitled to the benefits and bonuses described on Schedule A,
                                                                     ----------
subject to the terms and conditions described therein. In addition, the Executive shall be entitled to receive such other benefits including, but not limited to, vacation, holidays and sick leave, as the Company generally provides to its employees holding similar positions as that of the Executive. Notwithstanding the foregoing, the Company reserves the right to adopt, amend or discontinue any employee benefit plan or policy in accordance with then-applicable law.

   3.  Duties.  The Executive shall initially be employed as Vice President and
       ------
Chief Technology Officer. The Executive shall diligently and conscientiously devote the Executive's full time, attention and best efforts to discharge the duties assigned to the Executive by the Company. The Executive shall perform such duties as may be assigned to the Executive from time to time by the Company.

   4.  Right to Contract; Conflict of Interest.  The Executive hereby represents
       ---------------------------------------
and warrants to the Company that (i) the Executive has full right and authority to enter into this Agreement and to perform

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the Executive's obligations hereunder and (ii) the execution and delivery of this Agreement by the Executive and the performance of the Executive's obligations hereunder will not conflict with or breach any agreement, order or decree to which the Executive is a party or by which the Executive is bound. During the term of this Agreement, the Executive shall not directly or indirectly consult, advise, be retained or employed by, or in any manner perform any service with any other business or entity engaged in a competing business in the Enterprise Integration Application market to that of the Company without first obtaining consent in writing from the Company.

   5.  Transfer by Company.  If at any time during the term of this Agreement,
       -------------------
the Company transfers the Executive to another location, the Company will reimburse the Executive for all reasonable moving expenses incurred as a result of such transfer. In the event that the Executive terminates this Agreement without cause pursuant to Section 9 hereof within one year after any such
                          ---------
transfer, the Executive shall refund to the Company all amounts paid to the Executive by the Company as moving expenses (including temporary housing and incidental expenses) pursuant to this Section 5. The Executive agrees that any
                                      ---------
amounts owing to the Company under this Section 5 may be deducted from any
                                        ---------
salary, bonuses or other amounts owed to the Executive by the Company, consistent with applicable law.

   6.  Termination by the Company.
       --------------------------

       (a) The Company shall have the right to terminate this Agreement with or without cause at any time during the term of this Agreement by giving written notice to the Executive. The termination shall become effective on the date specified in the notice, which termination date shall not be a date prior to the date 5 days following the date of the notice of termination itself. In the event that the Executive is terminated for cause, the Company shall pay the Executive base salary through the day on which such termination is effective.
In the event that the Executive is terminated without cause, the Company shall pay to the Executive compensation equal to 6 months salary and bonus prorated for 6 months. The bonus paid will be for 6 months, paid monthly at a monthly rate, and calculated by taking the bonus earned for the prior twelve months, based on the quarterly achievements of the most recent 4 reporting quarters of the Company. Thus, should termination occur in late February, then the "bonus year" would be the calendar year of the preceding year. Should termination occur in late May, then the bonuses for the 2nd, 3rd, and 4th quarter of the preceding year and the bonus for the 1st quarter of the same year constitute the "prior twelve" months or stated in the prior paragraph. Benefits (insurance, etc.) that are in force prior to termination will continue to be carried by the Company for 6 months or until the Executive begins full time employment with another organization, whichever occurs first.

       (b) For purposes of this Section 6 and Section 8, "cause" shall mean (i)
                                ---------     ---------   -----
a material breach by the Executive of any covenant or condition hereunder; (ii) a material neglect of duty by the Executive; (iii) the commission by the Executive of any act or omission constituting gross negligence, dishonesty, fraud, immoral or disreputable conduct which is, or in the reasonable opinion of the Company's Board of Directors is likely to be, harmful to the Company or its reputation; (iv) conviction of, or a plea or nolo contendere by, the Executive with respect to any crime consisting of a felony; (v) violation by the Executive of the Company's material policies as set forth in the Company's personnel handbook, if one has been adopted, or announced by Company management from time to time, which violation remains uncured thirty (30) days after written notice to the Executive by the Company regarding such violation has been provided; (vi) violation of the Company's drug and alcohol policy as set forth in the Company's

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personnel handbook, if one has been adopted, or announced by Company management from time to time; or (vii) the performance by the Executive of any act or omission demonstrating an intentional or reckless disregard of the interests of the Company.

   7.  Termination by Death or Disability of the Executive.
       ---------------------------------------------------

       (a) In the event of the Executive's death during the term of this Agreement, all obligations of the parties hereunder shall terminate immediately, and the Company shall pay to the Executive's beneficiary or estate, the base salary and other compensation due the Executive through the day on which the Executive's death shall have occurred.

       (b) If the Executive is unable to perform the Executive's duties hereunder due to mental, physical or other disability for a period of 90 consecutive business days, as determined by the Company, or for 90 business days in any period of 12 consecutive months, this Agreement may be terminated by the Company, at its option, by written notice to the Executive, effective on the termination date specified in such notice, provided such termination date shall not be a date prior to the date of the notice of termination itself. The Company shall pay to the Executive compensation equal to 6 months salary and bonus prorated for 6 months. The bonus paid will be for 6 months, paid monthly at a monthly rate, and calculated by taking the bonus earned for the prior twelve months, based on the quarterly achievements of the most recent 4 reporting quarters of the Company. Thus, should termination occur in late February, then the "bonus year" would be the calendar year of the preceding year. Should termination occur in late May, then the bonuses for the 2/nd/, 3/rd/, and 4/th/ quarter of the preceding year and the bonus for the 1st quarter of the same year constitute the "prior twelve" months or stated in the prior paragraph. Benefits (insurance, etc.) that are in force prior to termination will continue to be carried by the Company for 6 months or until the Executive begins full time employment with another organization, whichever occurs first.

   8.  Change of Control of the Company and Termination.  In the event of a
       -------------------------------------------------
       Change of Control (as defined below) of the Company, then following stockholder approval of such Change of Control, all unexercisable Incentive and Non-Qualified Stock Options granted to the Executive prior to such date will become immediately exercisable in full. The Company and the Executive will promptly enter into amendments to the appropriate stock option agreements governing the Executive's previously-granted stock options to reflect these agreements.


       For purposes of this Section 8, a Change of Control shall mean any of the
                            ---------
       following:

       (a) the merger or consolidation of the Company with or into another unaffiliated entity, or the merger of another unaffiliated entity into the company or any subsidiary thereof with the effect that immediately after such transaction the stockholders of the Company immediately prior to such transaction hold less than fifty percent (50%) of the total voting power of all securities generally entitled to vote in the election of directors, managers or trustees of the entity surviving such merger or consolidation;

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       (b)  the sale, lease or other transfer of all or substantially all of the Company's assets to an unaffiliated person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) or the sale or transfer of more than fifty-one percent (51%) of the Company's then outstanding voting stock (other than in a restructuring transaction which results in the continuation of the Company's business by an affiliated entity) to such persons or group; or

       (c) the adoption by the stockholders of the Company of a plan relating to the liquidation or dissolution of the Company.

   9.  Termination by the Executive.
       ----------------------------

       (a) The Executive may voluntarily terminate this Agreement at any time, with or without cause, by giving 30 days written notice to the Company. Any such termination, if without cause, shall become effective on the date specified in such notice, provided that the Company may elect to have such termination become effective on a date after, but not less than 14 days after, the date of the notice. If such termination is with cause, it shall become effective on the 30 days after the date of such notice, provided the Company has failed to cure the cause specified in the notice.

       (b) After the date of any such termination, the Executive shall be entitled to the base salary due the Executive through the day on which such termination becomes effective plus base salary for any accumulated vacation, unless such termination was for cause, in which case the Executive shall be entitled to receive from the Company compensation equal to the compensation the Executive would have received had the Company terminated this Agreement without cause pursuant to Section 6(a).

       (c)  For purposes of this Section 9, "cause" shall mean a material
                                 ---------
failure the Company to perform its obligations under this Agreement.

   10. Suspension.  In the event the Company has reasonable cause to believe
       ----------
that there exists cause for termination of this Agreement as defined in Section
                                                                        -------
6, immediately upon written notice to the Executive, the Company may but shall
-
not be obligated to suspend the Executive, with pay, for a period not to exceed four (4) weeks, either as a disciplinary measure or in order to investigate the Company's belief that such cause exists. No such suspension shall prevent the Company from thereafter exercising its rights to terminate this Agreement in accordance with its terms.

   11. Non-Competition and Non-Solicitation.
       ------------------------------------

           Not applicable.

   12. Confidentiality and Non-Disclosure.
       ----------------------------------

       (a) The Executive shall hold in strict confidence and shall not, either during the term of this Agreement or after the termination hereof, disclose, directly or indirectly, to any third party, person, firm, corporation or other entity, irrespective of whether such person or entity is a competitor of the Company or is engaged in a business similar to that of the Company, any trade secrets or other proprietary or confidential information of the Company obtained by the Executive from or through the Executive's employment hereunder. The Executive hereby acknowledges and agrees that all proprietary

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information referred to in this Section 12 shall be deemed trade secrets of the
                                ----------
Company and-that the Executive shall take such steps, undertake such actions and refrain from taking such other actions, as mandated by the provisions hereof and by the provisions of the Virginia Uniform Trade Secret Act. Executive further acknowledges that the Company's products and titles consist of copyrighted material, and Executive shall exercise the Executive's best efforts to prevent the use of such copyrighted material by any person or entity which has not prior thereto been authorized to use such information by the Company.

       (b) The Executive further hereby agrees and acknowledges that any disclosure of any proprietary information prohibited herein, or any breach of the provisions of Sections 4 of this Agreement, may result in irreparable injury
                  ----------
and damage to the Company which will not be adequately compensable in monetary damages, that the Company will have no adequate remedy at law therefor, and that the Company may obtain such preliminary, temporary or permanent mandatory or restraining injunctions, orders or decrees as may be necessary to protect the Company against, or on account of, any breach by the Executive of the provisions contained in Sections 4 or 12.
             ----------    --

       (c) The Executive further agrees that, upon termination of this Agreement, whether voluntary or involuntary or with or without cause, the Executive shall notify any new employer, partner, associate or any other firm or corporation with whom the Executive shall become associated in any capacity whatsoever of the provisions of this Section 12, and that the Company may give
                                     ----------
such notice to-such firm, corporation or other person.

   13. Assignment and Disclosure of Inventions.
       ---------------------------------------

       (a) From and after the date the Executive first became employed with the Company, the Executive hereby agrees to promptly disclose in confidence to the Company all inventions, improvements, designs, original works of authorship, formulas, processes, compositions of matter, computer software programs, databases, mask works, and trade secrets ("Inventions"), whether or not
                                           ----------
patentable, copyrightable or protectible as trade secrets, that are made or conceived or first reduced to practice or created by the Executive, either alone or jointly with others, during the period of the Executive's employment, insofar as such developments (a) relate to the actual or anticipated business or research and development of Template Software as stated in the Company's Business Plan and (b) are suggested by or result from any task assigned to me for or on behalf of Template Software.

       (b) The Executive hereby acknowledges that copyrightable works prepared by the Executive within the scope of the Executive's employment are "works for hire" under the Copyright Act and that the Company will be considered the author thereof. The Executive hereby agrees that all Inventions that (a) are developed using equipment, supplies, facilities or trade secrets of the Company, (b) result from work performed by the Executive for the Company or (c) relate to the Company's business or current or anticipated research and development as stated in the Company's Business Plan, will be the sole and exclusive property of the Company and are hereby assigned by the Executive to the Company.

   14. Severability.  The Company and the Executive recognize that the laws and
        ------------
public policies of the Commonwealth of Virginia are subject to varying interpretations and change. It is the intention of the Company and of the Executive that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies of the Commonwealth of Virginia, but that the

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unenforceability (to the modification to conform to such laws or public policies) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder of this Agreement. Accordingly, if any provisions of this Agreement shall be determined to be invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision or provisions and to alter the balance of this Agreement in order to render it valid and enforceable.

   15. Assignment.  Neither the rights nor obligations under this Agreement may
       ----------
be assigned by either party, in whole or in part, by operation of law or otherwise, except that it shall be binding upon and inure to the benefit of any successor of the Company and its subsidiaries and affiliates, whether by merger, reorganization or otherwise, or any purchaser of all or substantially all of the assets of the Company.

   16. Notices.  Any notice expressly provided for under this Agreement shall
       -------
be in writing, shall be given either manually or by mail and shall be deemed sufficiently given when actually received by the party to be notified or when mailed, if mailed by certified or registered mail, postage prepaid, addressed to such party at their addresses as set forth below. Either party may, by notice to the other party, given in the manner provided for herein, change their address for receiving such notices.

       (a)  If to the Company, to:

            Template Software, Inc.
            45365 Vintage Park Plaza, Suite 100
            Dulles, Virginia 20166
            Attn:  Chief Executive Officer

            with a copy to:

            Cooley Godward LLP
            2002 Edmund Halley Drive, Suite 300
            Reston, Virginia 20191
            Attn:  Joseph W. Conroy, Esquire

       (b)  If to the Executive, to

            David Kiker
            -----------
            20485 McGees Ferry Way
            ----------------------
            Sterling, VA  20165
            -------------------

   17. Governing Law.  This Agreement shall be executed, construed and
        -------------
performed in accordance with the laws of the Commonwealth of Virginia without reference to conflict of laws principles.

   18. Headings.  The section headings contained in this Agreement are for
       --------
reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

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   19. Entire Agreement; Amendments.  This Agreement constitutes and embodies
       ----------------------------
the entire agreement between the parties in connection with the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings in connection with such subject matter, including the agreement regarding Confidential Information and Intellectual Property of November 25, 1985. No covenant or condition not expressed in this Agreement shall affect or be effective to interpret, change or restrict this Agreement. In the event of a conflict or inconsistency between the terms of this Agreement and the Company's policies regarding employees, the terms of this Agreement shall supersede the conflicting or inconsistent Company policies. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding unless in writing signed by the Executive and on behalf of the Company by an officer thereunto duly authorized by the Company's Board of Directors. No modification, waiver, termination, rescission, discharge or cancellation of this Agreement shall affect the right of any party to enforce any other provision or to exercise any right or remedy in the event of any other default.


                            [SIGNATURE PAGE FOLLOWS]

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   IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        TEMPLATE SOFTWARE, INC.


                                        By:   /s/ Joseph M. Fox
                                              --------------------------------
                                              Joseph M. Fox
                                              Chief Executive Officer


                                        EXECUTIVE:



                                              /s/ David L. Kiker
                                        -------------------------------------
                                        David L. Kiker

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